                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

--------------------------------------------------------------------------------

Check the appropriate box:
/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12 / / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                            BOSTONFED BANCORP, INC.
                (Name of Registrant as Specified In Its Charter)

                              NAME OF COMPANY
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

                             BOSTONFED BANCORP, INC.

                          17 NEW ENGLAND EXECUTIVE PARK
                         BURLINGTON, MASSACHUSETTS 01803
                                 (781) 273-0300

                                                                  March 27, 1998

Fellow Shareholders:

         You are cordially invited to attend the annual meeting of shareholders (the "Annual Meeting") of BostonFed Bancorp, Inc. (the "Company"), the holding company for Boston Federal Savings Bank ("BFS") and Broadway National Bank ("BNB"), Burlington, Massachusetts, which will be held on April 29, 1998, at 2:00 p.m., at the Burlington Marriott, 1 Mall Road, Burlington, Massachusetts.

         The attached Notice of the Annual Meeting and the proxy statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of BostonFed Bancorp, Inc., as well as a representative of KPMG Peat Marwick LLP, the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that our shareholders may have regarding the business to be transacted.

         The Board of Directors of BostonFed Bancorp, Inc. has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders. FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES AS DIRECTORS SPECIFIED UNDER PROPOSAL 1 AND "FOR" PROPOSAL 2.

         PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS.

         On behalf of the Board of Directors and all of the employees of the Company and the Bank, I thank you for your continued interest and support.

                                Sincerely yours,



                                David F. Holland
                                Chairman, President and
                                Chief Executive Officer

                             BOSTONFED BANCORP, INC.
                          17 NEW ENGLAND EXECUTIVE PARK
                         BURLINGTON, MASSACHUSETTS 01803

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 29, 1998



         NOTICE IS HEREBY GIVEN that the annual meeting of shareholders (the "Annual Meeting") of BostonFed Bancorp, Inc. (the "Company") will be held on April 29, 1998, at 2:00 p.m., at the Burlington Marriott, 1 Mall Road, Burlington, Massachusetts.

         The purpose of the Annual Meeting is to consider and vote upon the following matters:

          1. The election of two directors to three-year terms of office each;

          2. The ratification of the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending December 31, 1998; and

          3. Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

         The Board of Directors has established March 6, 1998, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on such record date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of shareholders entitled to vote at the Annual Meeting will be available at BostonFed Bancorp, Inc., 17 New England Executive Park, Burlington, Massachusetts 01803, for a period of ten days prior to the Annual Meeting and will also be available at the Annual Meeting itself.

                               By Order of the Board of Directors



                               John A. Simas
                               Executive Vice President and
                               Corporate Secretary

Burlington, Massachusetts
March 27, 1998

                             BOSTONFED BANCORP, INC.

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 29, 1998

SOLICITATION AND VOTING OF PROXIES

         This proxy statement is being furnished to shareholders of BostonFed Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the annual meeting of shareholders, to be held on April 29, 1998 (the "Annual Meeting"), and at any adjournments thereof. The 1997 Annual Report to Shareholders, including consolidated financial statements for the fiscal year ended December 31, 1997, accompanies this proxy statement, which is first being mailed to record holders on or about March 27, 1998.

         Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the shares be represented by proxy or in person at the Annual Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR THE DIRECTOR NAMED IN THIS PROXY STATEMENT AND FOR THE RATIFICATION OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

         Other than the matters listed on the attached Notice of Annual Meeting of Shareholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. EXECUTION OF A PROXY, HOWEVER, CONFERS ON THE DESIGNATED PROXY HOLDERS DISCRETIONARY AUTHORITY TO VOTE THE SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON SUCH OTHER BUSINESS, IF ANY, THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE ANNUAL MEETING.

         A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

         The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, Corporate Investor Communications, Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $3,500, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiaries, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

         The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

         The close of business on March 6, 1998, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 5,492,637 shares.

         As provided in the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as, by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit to supply information to the Company to enable the Board of Directors to implement and apply the Limit.

         The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy card being provided by the Board of Directors enables a shareholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD" authority to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         As to the approval of KPMG Peat Marwick LLP as independent auditors of the Company and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on such item. Under Delaware law and the Company's Bylaws, an affirmative vote of a majority of the votes cast at the Annual Meeting, in person or by proxy, and entitled to vote is required to constitute stockholder ratification of Proposal 2. Accordingly, shares as to which the "ABSTAIN" box has been selected on the proxy card will not be counted as votes cast. Shares underlying broker non-votes or in excess of the Limit will not be counted as present and entitled to vote or as votes cast and will have no effect.

         Proxies solicited hereby will be returned to the Company's transfer agent, Boston EquiServe. The Board of Directors have designated Boston EquiServe to act as inspectors of election and tabulate the votes at the Annual Meeting. Boston EquiServe is not otherwise employed by, or a director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports received to date regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.

                                                                                   AMOUNT AND            PERCENT
                                                                               NATURE OF BENEFICIAL        OF
TITLE OF CLASS                        NAME AND ADDRESS OF BENEFICIAL OWNER          OWNERSHIP             CLASS
------------                        -----------------------------------------  --------------------    -----------
Common Stock.....................   Wellington Management Company                    557,762(1)            10.2%
                                    75 State Street
                                    Boston, Massachusetts  02109

Common Stock.....................   Boston Federal Savings Bank                      529,000(2)             9.6
                                    Employee Stock Ownership Plan
                                    ("ESOP")
                                    17 New England Executive Park
                                    Burlington, Massachusetts 01803

Common Stock.....................   Thomson Horstmann & Bryant, Inc.                 473,300(3)             8.6
                                    Park 80 West/Plaza Two
                                    Saddle Brook, New Jersey  07663

Common Stock.....................   John Hancock Advisors, Inc.                      447,000(4)             8.1
                                    John Hancock Place
                                    P.O. Box 111
                                    Boston, Massachusetts 02117

Common Stock.....................   First Union Corporation                          350,240(5)             6.4
                                    One First Union Center
                                    Charlotte, NC 28288-0137

(1) Based on information in a Schedule 13G dated January 13, 1998, Wellington Management Company, LLP in its capacity as an investment advisor, may be deemed the beneficial owner of 557,762 shares.

(2) The First National Bank of Boston has been appointed as the corporate trustee for the ESOP ("ESOP Trustee"). The ESOP Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. As of March 6, 1998, 211,621 shares had been allocated under the ESOP and 317,379 shares remain unallocated. With respect to unallocated shares, such unallocated shares will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

(3) Based upon information filed in a Schedule 13G dated January 26, 1998, Thomson Horstmann & Bryant, Inc. in its capacity as an investment advisor, may be deemed the beneficial owner of 473,300 shares.

(4) Based upon information in a Schedule 13G dated January 24, 1997, John Hancock Advisors, Inc. in its capacity as an investment advisor, may be deemed the beneficial owner of 447,000 shares.

(5) Based upon information in a Schedule 13G dated February 11, 1998, First Union Corporation in its capacity as holding company, may be deemed the beneficial owner of 350,240 shares also deemed to be beneficially owned by its subsidiary, Keystone Investment Management Company, in its capacity as an investment advisor.

                     PROPOSALS TO BE VOTED ON AT THE MEETING

                        PROPOSAL 1. ELECTION OF DIRECTORS

         The Board of Directors of the Company currently consists of seven (7) directors and is divided into three classes. Each of the seven members of the Board of Directors of the Company also presently serves as a director of the Boston Federal Savings Bank (the "BFS") and Broadway National Bank ("BNB"), both of which are the wholly-owned primary operating subsidiaries of the Company. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

         The two nominees proposed for election at this Annual Meeting are David
F. Holland and Irwin W. Sizer, Ph.D. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

         In the event that any such nominee is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. UNLESS AUTHORITY TO VOTE FOR THE NOMINEE IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.


INFORMATION WITH RESPECT TO THE NOMINEES, CONTINUING DIRECTORS AND CERTAIN EXECUTIVE OFFICERS OF THE COMPANY

         The following table sets forth, as of the Record Date, the names of the nominees, continuing directors and "named executive officers" of the Company, as defined below; their ages; a brief description of their recent business experience, including present occupations and employment; the year in which each became a director and the year in which their terms (or in the case of the nominees, their proposed terms) as director of the Company expire. The table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director and named executive officer and all directors and executive officers as a group as of the Record Date.

                                                                                          SHARES OF
NAME AND PRINCIPAL                                                         EXPIRATION    COMMON STOCK      PERCENT
OCCUPATION AT PRESENT                                           DIRECTOR   OF TERM AS    BENEFICIALLY         OF
AND FOR PAST FIVE YEARS                                   AGE   SINCE(1)   DIRECTOR         OWNED(2)        CLASS
---------------------                                    -----  --------   ----------   ---------------   ---------
NOMINEES
David F. Holland......................................    56       1986(3)    2001        152,561(4),(5)     2.75%
  Chairman, President and Chief Executive
  Officer of the Company and  Chief
  Executive Officer of BFS.
Irwin W. Sizer, Ph.D..................................    87       1986(3)    2001         27,351(6),(7)         *
  Retired Professor from Massachusetts
  Institute of Technology and the former
  President of Whitaker Health Services Fund,
  a not-for-profit medical research fund.

CONTINUING DIRECTORS
Edward P. Callahan....................................    69       1982       2000         25,602(6),(7)         *
  Former Executive Vice President of BFS.
David P. Conley.......................................    54       1992       1999         92,571(4),(5)      1.67
  Executive Vice President, Assistant Secretary
  and Assistant Treasurer of the Company and
  President of BFS and Chief Executive Officer
  of BNB.
Richard J. Dennis, Sr.................................    72       1986(3)    2000         33,001(6),(7)         *
  Sole proprietor of Casey and Dennis,
  a real estate appraisal firm.
Charles R. Kent.......................................    69       1986(3)    2000         28,001(6),(7)         *
  President of the Rush-Kent Insurance Agency


                                               (Continued on the following page)

                                                                                          SHARES OF
NAME AND PRINCIPAL                                                         EXPIRATION    COMMON STOCK      PERCENT
OCCUPATION AT PRESENT                                           DIRECTOR   OF TERM AS    BENEFICIALLY        OF
AND FOR PAST FIVE YEARS                                   AGE   SINCE(1)   DIRECTOR         OWNED(2)        CLASS
---------------------                                    -----  --------   ----------   ---------------   ---------
W. Robert Mill........................................    68      1977        1999       26,301(6),(7)        *
  Consultant to Middleton and Co., Inc.,
  an investment advisory firm, since
  1993. Prior to that, Mr. Mill was Senior
  Vice President and Director of
  Middleton and Co., Inc.

NAMED EXECUTIVE OFFICERS
WHO ARE NOT DIRECTORS
John A. Simas.........................................    48       --         --         65,880(4),(5)     1.19
  Executive VP, Chief Financial
  Officer and Secretary of the
  Company and BFS and Director of BNB.
Donald R. Draper......................................    56       --         --          4,000(5)            *
  Director, President and Secretary of BNB.
Dennis J. Furey.......................................    49       --         --         34,035(4),(5)        *
  Senior VP - Commercial and Construction
  Lending of BFS.

Stock Ownership of all Directors
  and Executive Officers as a Group (16 persons)......                                   629,201(8)       10.96%



*     Represents less than 1.0% of the Company's voting securities.

(1) Includes years of service as a director of the Company's predecessor, the Bank.

(2) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported herein (except as noted).

(3) Reflects service as a director of Leader Federal Savings and Loan Association ("LFS"), which was merged with and into Boston Federal Savings Bank on October 1, 1986. Messrs. Holland, Sizer, Dennis and Kent began service on the LFS Board in 1982, 1966, 1978 and 1978, respectively.

(4)   Includes 52,000, 31,200, 20,800 and 10,000 unvested shares of the 65,000,
      39,000, 26,000 and 12,500 shares that were awarded to Messrs. Holland, Conley, Simas and Furey, respectively, under the Incentive Plan. Such awards commenced vesting at a rate of 20% per year beginning on April 30, 1997 but all unvested shares will vest immediately upon death, disability, retirement or a change in control. Each participant presently has voting power as to the unvested shares.

(5)   Includes 64,000, 38,000, 26,000, 3000 and 12,000 shares subject to options granted to Messrs. Holland, Conley, Simas, Draper and Furey, respectively, which are currently exercisable or will become exercisable within 60 days and excludes 96,000, 57,000, 39,000, 12,000 and 18,000 shares subject to unexercisable options granted to Messrs. Holland, Conley, Simas, Draper and Furey, respectively, under the Incentive Plan. Shares subject to options granted under the Incentive Plan commence vesting at a rate of 20% per year beginning on April 30, 1997 for Messrs. Holland, Conley, Simas and Furey and on April 30, 1998 for Mr. Draper. All unvested shares, however, will vest immediately upon death, disability, retirement or a change in control.

(6) Includes 8,000 unvested shares of the 10,000 shares awarded to each outside director under the Amended and Revised BostonFed Bancorp, Inc. 1996 Stock-Based Incentive Plan (the "Incentive Plan"). Such awards commenced vesting at a rate of 20% per year beginning on April 30, 1997 but all unvested shares will vest immediately upon death, disability, retirement or a change in control. Each participant presently has voting power as to the unvested shares.

(7) Includes 8,000 options granted to each outside director under the Incentive Plan which are currently exercisable or will become exercisable within 60 days and excludes 12,000 shares subject to unexercisable options granted to each outside director under the Incentive Plan. Shares subject to options granted under the Incentive Plan commenced vesting at a rate of 20% per year beginning on April 30, 1997 but all unvested shares will vest immediately upon death, disability, retirement or a change in control.

(8) Includes a total of 195,120 shares awarded under the Incentive Plan as to which voting may be directed. Includes a total of 246,000 options granted under the Incentive Plan which are currently exercisable or will become exercisable within 60 days.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's officers (as defined in regulations promulgated by the SEC thereunder) and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with except that the Form 3 of Mr. Donald R. Draper, Director and Vice President of a Subsidiary of the Company was not reported on a timely basis.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors of the Company meets quarterly and may have additional meetings as needed. During fiscal 1997, the Board of Directors of the Company, held six meetings. All of the directors of the Company attended at least 80% of the total number of the Company's Board meetings held and committee meetings on which such directors served during fiscal 1997. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

         AUDIT AND COMPLIANCE COMMITTEE. The Audit and Compliance Committee of the Company consists of Messrs. Dennis, Mill and Sizer, who are outside directors. The purposes of this Committee are to review financial statements and scope of the annual audit, to monitor financial and accounting controls, to recommend appointment of the independent auditor and to review management's actions regarding the implementation of audit findings and compliance with all relevant laws and regulations. The Audit and Compliance Committee of the Company met two times in 1997.

         NOMINATING COMMITTEE. The Company's Nominating Committee for the 1998 Annual Meeting consists of Callahan, Kent and Mill. The committee considers and recommends the nominees for director to stand for election at the Company's annual meeting of shareholders. The Company's Certificate of Incorporation and Bylaws provide for shareholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The shareholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Exchange Act. The Nominating Committee met on February 25, 1998.

         EXECUTIVE COMMITTEE. The Company's Executive Committee consists of Messrs. Conley, Holland and Kent The Executive Committee acts on issues delegated to the Committee by the Board of Directors. The Executive Committee held no meeting during 1997.

         COMPENSATION COMMITTEE. The Compensation Committee of the Company and the Personnel Committees of BFS and BNB (collectively, the "Compensation Committee") consists of Messrs. Dennis, Kent and Sizer. The Compensation Committee meets to establish compensation and benefits for the executive officers and to review the incentive compensation programs when necessary. The Compensation Committee is also responsible for establishing certain guidelines and limits for compensation for other salaried officers and employees of the Company and the Banks. The Compensation Committee of the Company met three times in fiscal 1997.

DIRECTORS' COMPENSATION

         DIRECTORS' FEES. Non-employee directors of BFS are currently paid an annual retainer of $4,000 and $500 per Board meeting. Non-employee directors are also currently paid a fee of $250 to $500 for meetings of Committees of BFS Board on which they serve. Mr. Holland and Mr. Conley receive Board meeting fees for their services as directors of BFS but not an annual retainer fee or committee fees. BNB's Directors are paid a fee of $250 per Board or Committee Meeting attended. Members of the Board of Directors of the Company currently receive an annual retainer fee of $2,500 and a fee of $500 for each Board meeting and a fee of $250 to $500 for each committee meeting attended. Mr. Holland and Mr. Conley receive Board meeting fees for their services as directors of the Company but do not receive an annual retainer fee or committee fees.

         INCENTIVE PLANS. The Company maintains the 1996 Stock-Based Incentive Plan and the 1997 Stock Option Plan under which all directors of the Company and the Banks are eligible to receive awards of options to purchase Common Stock or shares of common stock. The 1996 Stock-Based Incentive Plan was approved by shareholders on

April 30, 1996 and the 1997 Stock Option Plan was approved by shareholders on April 28, 1997. Under the 1996 Stock- Based Incentive Plan, each outside director was granted on April 30, 1997, non-statutory options to purchase 20,000 shares of Common Stock (with dividend equivalent rights ("DERs"), as discussed below) and stock awards for 10,000 shares of Common Stock (collectively, the "Directors' Awards"). The DERs provide a separate cash benefit equal to 100% of the amount of any extraordinary dividend declared by the Company on shares of Common Stock subject to an option. The exercise price for the stock option awards to directors under the 1996 plan is $12.44 per share, which was the fair market value of the shares on the date of grant, April 30, 1996. The Directors' Awards become exercisable in five (5) equal annual installments of 20% commencing on April 30, 1997. All Directors' Awards will immediately vest upon termination due to death, disability, retirement or a change in control. No Company Directors have received awards under the 1997 Stock Option Plan.

EXECUTIVE COMPENSATION

         The report of the Compensation Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. Under rules established by the Securities and Exchange Commission ("SEC"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Personnel Committee of the Board of Directors of the Bank and the Compensation Committee of the Company (collectively the "Compensation Committee") have prepared the following report for inclusion in this proxy statement.

         The Banks' and the Company's Executive Compensation Policies assure competitive compensation levels to retain and attract able management. The Compensation Policies were adopted for the Company and BFS in 1996 to be used in determining compensation levels in subsequent years. A Short Term Incentive Plan ("STIP") (described elsewhere in the proxy statement) was adopted by BFS in 1997 which measures specific objective financial performance results upon which to base payouts to executives and other employees. The initial payout under the BFS STIP occurred in February 1998. BNB had a bonus plan in effect at the time of acquisition which had a payout in December 1997. BNB's bonus plan has been replaced by a BNB STIP which will have its first possible payout in the first quarter of 1999.

         Executive salary levels of BFS and BNB were reviewed in December 1997 and certain increases were approved in accordance with the General Policy detailed below. The primary quantitative measurement utilized in the December 1997 compensation review was the 1997 appreciation in the price of BostonFed Bancorp, Inc. stock. Said appreciation was evaluated by comparison to several indices including the Amex Market Index, the MG Index for Savings Institutions, the Dow Jones Industrial Average, the S&P 500, and Nasdaq. Other criteria considered were the successful acquisition of BNB by the Company in February 1997 and the improvement in such measurements as earnings per share and return on equity.

         General Policy. It is the responsibility of the Compensation Committee to recommend the amount and composition of Executive Compensation paid to the executive officers. It is the responsibility of the Boards of Directors to review and approve such compensation. Any Director who is also a member of management shall abstain from any vote regarding his or her own compensation.

         The Compensation Committee shall review Executive compensation not less than annually and more often if necessary to effectively implement this policy. The Compensation Committee will utilize whatever means necessary to obtain adequate compensation information upon which to base their recommendations. These means include, but are not limited to, reviews of the results of compensation surveys and the utilization of consultants or other compensation experts.

         The Banks participate in a number of a salary surveys each year to obtain contemporaneous compensation data. The Company and the Banks engaged KPMG Peat Marwick LLP Compensation and Benefits Consultants to update its review of the salary structure of the executive officers of the Company and its subsidiaries in relation to peer institutions operating within the Northeast Region of the United States. In addition, the Compensation Committee utilized the 1997 KPMG Peat Marwick Compensation and Benefits Survey, the 1997 W. M. Sheehan & Company ("Sheehan") Banking Compensation Report, and 1997 America's Community Bankers Compensation Survey for Savings Institutions to evaluate salary and bonus amounts paid for comparable industry positions.

         In preparation of comparative compensation data, factors most similar to the Company are evaluated. Corporate considerations include asset size, earnings, type of operation, corporate structure, and geographic location. Considerations for management are scope and similarity of positions, experience, and the complexity of managing. As a result, the Compensation Committee is provided with relevant, timely, and reliable data which permit the Committee to evaluate compensation and make recommendations to the Boards of Directors.

         The Chief Executive Officer of BFS evaluates the performance of all BFS executive officers reporting to him and the President of BFS evaluates the performance of all executive officers reporting to him. The BNB Chief Executive Officer evaluates the performance of all BNB executive officers. The Company's Chief Executive Officer then prepares performance based recommendations of all executive officers for the Compensation Committee.

         The Compensation Committee then evaluates the performance of the Chief Executive Officer and other executive officers. The Compensation Committee then recommends appropriate compensation for all executive officers to the respective Boards of Directors. Upon review, the Boards then set all compensation. Messrs. Holland and Conley abstain from voting on matters related to their compensation.

         Components of Salary. Compensation is defined as cash or non-cash remuneration in the form of salary, bonus, short-term cash incentives, perquisites, deferred compensation, 401(k) contributions, short or long term stock-based grants or incentives, ESOP allocations, fringe benefits, and any other type of remuneration deemed by each Board to be appropriate. Salaries are determined based upon the guidelines specified above. The amount of benefits provided by the ESOP and 401(k) are determined solely by the participants' level of compensation under set guidelines provided for in such plans. Benefits under the ESOP and 401(k) plan are also subject to limitations imposed by ERISA. Short-term cash incentives are determined primarily by the objective criteria in the STIP, but the Compensation Committee may at its discretion grant Performance Bonuses after review of management's recommendations. A Performance Bonus was earned by Mr. Simas during 1997. No other Performance Bonuses were earned by executive officers during 1997. Mr. Holland was paid a Performance Bonus during 1997 that was earned in 1996.

         Chief Executive Officer. The salary of the Chief Executive Officer was reviewed in December 1997 and set at $300,000 effective January 1998. In determining the Chief Executive Officer's salary level, the Compensation Committee reviewed four compensation surveys, including a special updated survey by KPMG Peat Marwick LLP of compensation levels of peer financial institutions to the Company and the Banks.

         The survey material indicated that the new salary of the Chief Executive Officer was below the average paid at comparably sized financial institutions. The Chief Executive Officer received a bonus in 1997 upon completion of the acquisition of BNB. The Chief Executive Officer earned a STIP bonus in 1997 which was paid in February 1998. Total cash compensation of the Chief Executive Officer was below the average paid at comparably sized financial institutions as indicated by the data in the compensation surveys reviewed by the Committee.

         When reviewing the 1997 performance of the Chief Executive Officer, the Committee relied primarily on the following criteria. The first criteria was the successful acquisition of BNB which was significantly accretive to the company's earnings. The second criteria was the appreciation in the price of the Company's stock. The third criteria was the improvement in financial measurements such as earnings per share and return on equity.

         The goal of the above referenced compensation policies, as implemented by the Compensation Committee, is to be certain that all Executives are compensated consistent with the above guidelines. Compensation levels will be reviewed as frequently as necessary to ensure this result.

     The Compensation Committee                The Board of Directors
     --------------------------                ----------------------
          Richard J. Dennis, Sr.      Edward P. Callahan      David F. Holland
          Charles R. Kent             David P. Conley         Charles R. Kent
          Irwin W. Sizer              Richard J. Dennis, Sr.  W. Robert Mill
                                      Irwin W. Sizer, Ph.D.

         STOCK PERFORMANCE GRAPH. The following graph shows a comparison of cumulative total shareholder return on the Company's Common Stock, based on the market price of the Common Stock with the cumulative total return of companies in the American Stock Exchange and the Media General Industry Group Index for the period beginning on October 24, 1995, the day the Company's Common Stock began trading, through December 31, 1997. The graph was derived from a limited period of time, and, as a result, may not be indicative of possible future performance of the Company's Common Stock. The data was supplied by Media General Financial Services.

                                    [GRAPH]

                                                 10/24/95         12/31/95         12/31/96          12/31/97
                                                -----------     ------------      -----------      ------------
BostonFed Bancorp, Inc.                             $100.00          $117.50          $149.25           $223.92
MG Index for Savings Institutions                    100.00           107.53           140.63            236.72
AMEX Market Index                                    100.00           104.99           110.79            133.31

Note: The lines represent quarterly index levels derived from compounded daily returns that include all dividends. The indexes are reweighted daily, using the market capitalization on the previous trading day. If the quarterly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used. The index level for all series was set to $100.00 on 10/24/95.

         SUMMARY COMPENSATION TABLE. The following table shows, for the years ended 1997, 1996 and 1995 cash compensation paid by Boston Federal Savings Bank or Broadway National Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer of the Company and the four highest paid executive officers of the Company and the Banks who earned and/or received salary and bonus in excess of $100,000 in fiscal year 1997 ("Named Executive Officers").

                                                                           LONG-TERM COMPENSATION
                                                                   -------------------------------------
                                      ANNUAL COMPENSATION(1)               AWARDS              PAYOUTS
                                  -------------------------------  -------------------------  ----------
                                                         OTHER                   SECURITIES
                                                         ANNUAL    RESTRICTED    UNDERLYING                    ALL
NAME AND                 FISCAL                         COMPEN-    STOCK         OPTIONS/       LTIP          OTHER
PRINCIPAL POSITIONS       YEAR    SALARY($)   BONUS($)  SATION(2)  AWARDS($)(3)  SARs(#)(4)   PAYOUTS(5)   COMPENSATION(6)
-------------------      -------  ---------  ---------  ---------  ----------    -----------  ----------   ------------
David F. Holland......    1997     $291,616    $33,810     --      $    --           --           --          $51,951
Chairman, President &     1996      286,536     50,000     --       808,600      160,000          --           29,608
CEO of Company,           1995      247,477        --      --           --           --           --           31,414
Chairman and CEO of
BFS, Chairman of BNB

David P. Conley.......    1997      173,629     18,371     --          --            --           --           52,097
Director and Executive    1996      172,296                --       485,160       95,000          --           29,826
VP of Company,            1995      151,458                --          --            --           --           29,656
Director and President
of BFS, Director and
CEO of BNB

John A. Simas.........    1997      130,924     21,540     --          --            --           --           43,409
Executive V.P., Chief     1996      120,767     15,000     --       323,440       65,000          --           23,783
Financial Officer,        1995      107,154     30,000     --          --            --           --           22,317
Secretary of Company
and BFS and Director of
BNB

Donald R. Draper......    1997(7)   100,798     44,000     --          --         15,000          --            2,375
Director, President and
Secretary of BNB

Dennis J. Furey.......    1997      102,007     10,510     --          --            --           --           32,821
Senior V.P. of BFS        1996      100,084        --      --       155,000       30,000          --           19,135
                          1995       97,250        --      --          --            --           --           19,111

(1) Under Annual Compensation, the column titled "Salary" includes director's fees and amounts deferred by the Named Executive Officer pursuant to a 401(k) Plan as hereafter defined, pursuant to which employees may defer up to 10% of their compensation, up to the maximum limits under the Code. Bonuses reported under Annual Compensation are reported in the year earned regardless of when paid. Bonuses to Messrs. Holland, Conley, and Furey were paid pursuant to the BFS Short Term Incentive Plan (STIP) as described later in this document. Mr. Simas' bonus consisted of $14,040 paid pursuant to the BFS STIP plus an additional $7,500. Mr. Draper's bonus was paid pursuant to a BNB Discretionary Bonus Plan (DBP). The BNB DBP will be replaced in 1998 by a STIP.

(2) For 1997 there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.

(3) Pursuant to the 1996 Incentive Plan, Messrs. Holland, Conley, Simas and Furey were awarded 65,000,39,000,26,000 and 12,500 shares of Common Stock in fiscal 1996. The dollar amounts set forth in the table represent the market value of the shares on the date of grant. Such awards vest in equal installments at a rate of 20% per year commencing on April 30, 1997. All awards vest immediately on termination due to death, disability, retirement, or change in control.

(4) See discussion and tables under "Incentive Plans" elsewhere in the proxy statement.

(5) For 1997, 1996, and 1995, there were no payouts or awards under any long-term incentive plan.

(6)   For 1997, such amounts (a) include $1,724, $1,870, $2,600, $2,375, and
      $1,900 contributed by the respective banks' 401(k) Plans to Messrs. Holland, Conley, Simas, Draper, and Furey, and (b) $50,227, $50,227, $40,809 and $30,921 representing the value of shares allocated under the BFS ESOP for the benefit of Messrs. Holland, Conley, Simas and Furey.

(7) Salary from February 8, 1997, the date of acquisition of BNB by the Company, and directors' fees. Total salary paid in 1997 was $110,000.

      EMPLOYMENT AGREEMENTS. BFS and the Company have entered into employment agreements with Messrs. Holland, Conley and Simas, (individually, the "Executive"). These employment agreements are intended to ensure that BFS and the Company will be able to maintain a stable and competent management base. The continued success of BFS and the Company depends to a significant degree on the skills and competence of Messrs. Holland, Conley and Simas.

      The employment agreements provide for a three-year term for Messrs. Holland, Conley and Simas. BFS employment agreements provide that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may extend the agreement for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation of the Executive. The terms of the Company employment agreements shall be extended on a daily basis unless written notice of non-renewal is given by the Board of the Company. The agreements provide that the Executive's base salary will be reviewed annually. As of January 1, 1998 the base salaries for Messrs. Holland, Conley and Simas are $300,000, $175,000, and $137,500 respectively. In addition to the base salary, the agreements provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to executive personnel. The agreements provide for termination by BFS or the Company for cause as defined in the agreements at any time. In the event BFS or the Company chooses to terminate the Executive's employment for reasons other than for cause, or in the event of the Executive's resignation from BFS and the Company upon: (i) failure to re-elect the Executive to his current offices; (ii) a material demotive change in the Executive's functions, duties or responsibilities; (iii) a relocation of the Executive's principal place of employment by more than 25 miles; (iv) a material reduction in benefits or perquisites being provided to the Executive under the Agreement; (v) liquidation or dissolution of BFS or the Company; or (vi) a breach of the agreement by BFS or the Company, the Executive or, in the event of death, his beneficiary would be entitled to receive an amount equal to the remaining base salary payments due to the Executive and the contributions that would have been made on the Executive's behalf to any employee benefit plans of BFS or the Company during the remaining term of the agreement. BFS and the Company would also continue and pay for the Executive's life, health and disability coverage for the remaining term of the Agreement. Upon any termination of the Executive, the Executive is subject to a one year non-competition agreement.

      Under the agreements, if voluntary or involuntary termination follows a change in control of BFS or the Company (as defined in the Employment Agreement), the Executive or, in the event of the Executive's death, his beneficiary, would be entitled to a severance payment equal to the greater of:
(i) the payments due for the remaining terms of the agreement; or (ii) three times the average of the five preceding taxable years' annual compensation. BFS and the Company would also continue the Executive's life, health, and disability coverage for thirty-six months. Notwithstanding that both agreements provide for a severance payment in the event of a change in control, the Executive would only be entitled to receive a severance payment under one agreement.

      Payments under the Employment Agreements in the event of a change in control may constitute some portion of an excess parachute payment under Section 280G of the Internal Revenue Code (the "Code") for executive officers, resulting in the imposition of an excise tax on the recipient and denial of the deduction for such excess amounts to the Company and BFS.

      Payments to the Executive under BFS's agreement will be guaranteed by the Company in the event that payments or benefits are not paid by BFS. Payment under the Company's agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the Agreements shall be paid by BFS or the Company, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The employment agreements also provide that BFS and the Company shall indemnify the Executive to the fullest extent allowable under federal and Delaware law, respectively.

      CHANGE IN CONTROL AGREEMENTS. For similar reasons as with the Employment Agreements, BFS and BNB (the "Banks") and the Company have entered into Change in Control Agreements with Messrs. Draper and Furey (the "Executive"). Each Change in Control Agreement provides for a two year term. Commencing on the date of the execution of the Company's Change in Control Agreement, the term shall be extended for one day each day until such time as the Board of Directors of the Company or the Executive elects by written notice not to extend the term, at which time the Change in Control Agreement will end on the second anniversary of the date of notice. The Company's Change in Control Agreement provides that at any time following a change in control of the Banks or the Company (as defined in the agreement), if the Company terminates the Executive's employment for any reason other than cause, or if the

Executive terminates his employment following demotion, loss of title, office or significant authority, a reduction in compensation, or relocation of the principal place of employment of more than 25 miles, the Executive, or in the event of Executive's subsequent death, Executive's beneficiary or beneficiaries or estate, as the case may be, would be entitled to a sum equal to two (2) times Executive's annual compensation, including bonuses, cash and stock compensation and other benefits, as applicable, for the preceding twelve months. The Company would also continue the Executive's life, medical and disability coverage for thirty-six (36) full calendar months from the date of termination.

         The Banks' Change in Control Agreements are similar to that of the Company except that they are subject to renewal by the Boards on an annual basis. Any payments to the Executive under the Banks' Change in Control Agreement would be subtracted from any amount due simultaneously under the Company's Change in Control Agreement. Payments to the Executive under the Bank's Change in Control Agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank.

         Payments under the Change in Control Agreements in the event of a change in control may constitute some portion of an excess parachute payment under Section 280G of the Code for executive officers and other covered officers, resulting in the imposition of an excise tax on the recipient and denial of the deduction for such excess amounts to the Company and the Bank.

         INCENTIVE PLANS. The Company maintains the 1996 Stock-Based Incentive Plan and the 1997 Stock Option Plan (referred to herein, collectively, as "Incentive Plans") which provides discretionary awards to officers and key employees as determined by a committee of non-employee directors. The following table lists all grants of options to the Named Executive Officers for fiscal 1997 and contains certain information about potential value of those options based upon certain assumptions as to the appreciation of the Company's stock over the life of the option.

                       OPTION GRANTS IN LAST FISCAL YEAR


                                                                                                           POTENTIAL REALIZABLE
                                                                                                             VALUE AT ASSUMED
                                                                                                              ANNUAL RATES OF
                                                                                                                STOCK PRICE
                                                                                                             APPRECIATION FOR
                                    INDIVIDUAL GRANTS                                                            OPTIONS(1)
--------------------------------------------------------------------------------------------------------   ----------------------
                                          NUMBER OF              % OF TOTAL
                                          SECURITIES             OPTION/SARs    EXERCISE OR
                                          UNDERLYING             GRANTED TO     BASE PRICE
                                         OPTIONS/SARs            EMPLOYEES IN      PER       EXPIRATION
NAME                             GRANTED(#)(2),(3),(4),(5),(6)   FISCAL YEAR      SHARE         DATE(7)        5%          10%
------                           -----------------------------   ------------   -----------  -----------   ---------   ----------
Donald R. Draper..............              15,000                  11.07%        $18.82       07/22/07     $178,000    $450,000


(1) The amounts represent certain assumed rates of appreciation. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the amounts reflected in this table will be realized.

(2) Options granted pursuant to the Incentive Plans are exercisable in equal installments at an annual rate of 20% beginning April 30, 1998; provided, however, that options will be immediately exercisable in the event the optionee terminates employment due to death, disability, retirement or upon a change in control.

(3)   The purchase price may be paid in cash, borrowed funds or Common Stock.

(4) A Limited Right was granted with each option award which becomes exercisable in the event of a change in control of the Company or Banks that is not accounted for as a "pooling of interests." Upon the exercise of Limited Rights, the optionee will be entitled to receive a lump sum cash payment equal to the difference between the exercise price of the related option and the fair market value of the shares of Common Stock subject to options on the date of exercise.

(5) An Equitable Adjustment Right was granted with each option award which provides that upon the payment of an extraordinary dividend, the Committee may adjust the number of shares and/or the exercise price of the options underlying the Equitable Adjustment Right, as the Committee deems appropriate.

(6) All options are intended to be Incentive Stock Options, to the extent permissible under Section 422 of the Internal Revenue Code of 1986, as amended.

(7)   The option term is ten years.

         The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the Named Executive Officers as of December 31, 1997. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year end price of the Common Stock.


                        FISCAL YEAR-END OPTION/SAR VALUES

                                                    NUMBER OF SECURITIES                 VALUE OF UNEXERCISED
                                                   UNDERLYING UNEXERCISED                    IN-THE-MONEY
                                                       OPTIONS/SARs AT                      OPTION/SARs AT
                                                     FISCAL YEAR END(#)                   FISCAL YEAR END($)
                                               -------------------------------      -------------------------------
                    NAME                          EXERCISABLE/UNEXERCISABLE           EXERCISABLE/UNEXERCISABLE(3)
--------------------------------------------   -------------------------------      -------------------------------
David F. Holland(1).........................          32,000           128,000           $301,920        $1,207,680

David P. Conley(1)..........................          19,000            76,000            179,265           717,060

John A. Simas(1)............................          13,000            52,000            122,655           490,620

Donald R. Draper(2).........................               0            15,000                  0            45,825

Dennis J. Furey(1)..........................           6,000            24,000             56,610           226,440

(1) The options have an exercise price of $12.44 and become exercisable at an annual rate of 20% beginning April 30, 1997. The options will expire ten
      (10) years from the date of grant.

(2) The options have an exercise price of $18.82 and become exercisable at a rate of 20% beginning April 30, 1998. The options will expire ten (10) years from the date of grant.

(3) Based on market value of the underlying stock at the fiscal year end, minus the exercise price. The market price on December 31, 1997 was $21.875.


         SHORT TERM INCENTIVE PLAN (STIP). BFS adopted a Short Term Incentive Plan (STIP) in 1997 which had its first payout in February 1998. The purpose of the plan is to provide cash incentive bonuses upon the achievement of objective performance goals to reward achievement and further align management's interests with that of stockholders. The criteria used for 1997 were Earnings per Share
(EPS), Return on Equity (ROE), Return on Average Assets (ROA) and Efficiency Ratio. Targeted goals were set for each criteria and percentage payouts established for reaching or exceeding the specified goals. Awards under this plan are included in the bonus column of the Summary Compensation Table. BNB has adopted a similar STIP during 1998 with the first possible payout in 1999. The BNB STIP replaces a bonus plan previously in effect.

         PENSION PLAN. BFS participates in the Financial Institutions Retirement Plan, administered by the Pentegra Group, which is a defined benefit pension plan, for its employees (the "Pension Plan"). The following table indicates the annual retirement benefit that would be payable under the Pension Plan upon retirement at age 65 to a participant electing to receive his or her retirement benefit in the standard form of benefit, assuming various specified levels of plan compensation and various specified years of credited service. A fully vested participant may elect early retirement as of age 45. However, for each full year prior to age 65 the benefit is reduced by 3% at the time the benefit is distributed. The benefits listed in the retirement benefit table are based upon salary only and are not subject to any social security adjustment.

                                            YEARS OF CREDITED SERVICE(1)
                        -------------------------------------------------------------------
    FINAL AVERAGE
      EARNINGS              15            20            25           30             35
---------------------   -----------   -----------   -----------  -----------    -----------
      $ 50,000              $15,000       $20,000       $25,000      $30,000       $ 35,000
        75,000               22,500        30,000        37,500       45,000         52,500
       100,000               30,000        40,000        50,000       60,000         70,000
       125,000               37,500        50,000        62,500       75,000         87,500
       160,000(2)            48,000        64,000        80,000       96,000        112,000

(1)   Messrs. Holland, Conley, Simas and Furey are participants.


(2) The maximum allowable salary for 1997 is $160,000. As of December 31, 1997, Messrs. Holland, Conley, Simas and Furey had 22 years, 28 years, 19 years and 18 years, respectively, of credited service (i.e., benefit service).


         BNB PENSION PLAN. Mr. Draper participates in the BNB Pension Plan (a defined benefit plan). Benefits under this plan are calculated by adding the following: 1% of five year average salary from 1982-1986 for each year worked prior to January 1, 1987, plus 1 1/2% of salary for each year thereafter up to the taxable wage base, plus 2% of salary for each year of service commencing on January 1, 1987 in excess of Social Security taxable wage base. If Mr. Draper were to continue his employment at his current salary to normal retirement age of 65, he would receive an annual pension plan benefit of approximately $45,000.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

         The Company's current policy provides that all loans made by either Bank to its directors and executive officers are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. Prior to the Financial Institution Recovery, Reform and Enforcement Act of 1989 ("FIRREA"), BFS made loans to executive officers with discounted interest rates and loan origination fees.

         Set forth below is certain information as of December 31, 1997, with respect to loans made by BFS on preferential terms, as explained above, to executive officers whose aggregate indebtedness to BFS exceeded $60,000 at any time since January 1, 1997 plus any additional indebtedness even if not made on preferential terms.


                                                                             BALANCE     INTEREST RATE
                                           MATURITY      LARGEST AMOUNT       AS OF          AS OF
                                 DATE        DATE      OUTSTANDING SINCE     DECEMBER      DECEMBER      TYPE OF
NAME OF EXECUTIVE              OF LOAN     OF LOAN      JANUARY 1, 1997      31, 1997      31, 1997        LOAN
-----------------             ---------   ---------     ---------------     ----------    ----------     -------
John A. Simas                   7/82         7/07           $77,412          $71,300         5.25%        ARM(1)

(1) Variable rate first mortgage on primary residence. Rate adjusted annually based on BFS's cost of funds. Loan granted under the BFS Employee Loan Plan in 1982.

                     PROPOSAL 2. RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

         The Company's independent auditors for the fiscal year ended December 31, 1997 were KPMG Peat Marwick LLP. The Company's Board of Directors has reappointed KPMG Peat Marwick LLP to continue as independent auditors for the Bank and the Company for the year ending December 31, 1998, subject to ratification of such appointment by the shareholders.

         Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

         UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD IF DATED, SIGNED AND RETURNED WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

                             ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

         To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 1999 Annual Meeting of Shareholders, a shareholder proposal must be received by the Secretary of the Company at the address set forth on the first page of this proxy statement not later than November 27, 1998. Any such proposal will be subject to 17 C.F.R. Section 240.14a-8 of the Rules and Regulations under the Securities Exchange Act of 1934, as amended.

NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

         The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an Annual Meeting. The shareholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to shareholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by shareholders must include the shareholder's name and address, as they appear on the Company's record of shareholders, a brief description of the proposed business, the reason for conducting such business at the Annual Meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such shareholder and any material interest of such shareholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to an annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

         The Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

         Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting.

         A COPY OF THE FORM 10-K (WITHOUT EXHIBITS) FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD UPON WRITTEN REQUEST TO JOHN
A. SIMAS, CORPORATE SECRETARY, BOSTONFED BANCORP, INC., 17 NEW ENGLAND EXECUTIVE PARK, BURLINGTON, MA 01803.

                                            By Order of the Board of Directors



                                            John A. Simas
                                            Executive Vice President and
                                            Corporate Secretary

Burlington, Massachusetts
March 27, 1998


      YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR
       NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE
         AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

                                  DETACH HERE


                                     PROXY


                            BOSTONFED BANCORP, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 29, 1998
                     2:00 p.m. Eastern Daylight Saving Time

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     The undersigned hereby appoints the official proxy committee of the Board of Directors of BostonFed Bancorp, Inc. (the "Company"), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on April 29, 1998, at 2:00 p.m. Eastern Daylight Saving Time, at the Burlington Marriott, 1 Mall Road, Burlington, Massachusetts, and at any and all adjournments thereof, as follows on the reverse side.

     THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE
                                                                     SEE REVERSE
                                                                         SIDE

BFB74 F                            DETACH HERE

[X] PLEASE MARK                                                              __
    VOTES AS IN                                                                |
    THIS EXAMPLE.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

    1. The election as directors of all nominees listed (except as marked to the contrary below).

       Nominees:    David F. Holland and Irwin W. Sizer

                      FOR               VOTE WITHHELD
                      ALL                 FROM ALL

                      [ ]                  [ ]

       [ ] ___________________________________________________
             For all nominees except for names(s) written above

                                                  FOR   AGAINST   ABSTAIN

    2. The ratification of the appointment of     [ ]     [ ]      [ ]
       KPMG Peat Marwick LLP as independent
       auditors of BostonFed Bancorp, Inc.
       for the fiscal year ending December 31,
       1998.


                    MARK HERE FOR ADDRESS CHANGE AND NOTE CHANGES           [ ]
                    AT LEFT

                    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                    The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and Proxy Statement dated March 27, 1998 and of the Annual Report to Shareholders.

                    Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.


Signature: ___________________________________  Date: _________________________

Signature: ___________________________________  Date: _________________________